Pax World Funds Series Trust III (the “Trust”)

Supplement dated May 28, 2019

to the Prospectus dated May 1, 2019

Impax Asset Management LLC (“IAM”), the investment adviser to Pax World Funds and the majority (51%) owner of Pax Ellevate Management LLC (“PEM”), the investment adviser to Pax Ellevate Global Women’s Leadership Fund (“GWLF”), a series of Pax World Funds Series Trust III (the “Trust”), has agreed to purchase the minority interest (49%) currently held by Ellevate Asset Management LLC, whose principal is Ms. Sallie Krawcheck (the “Transaction”), subject to certain customary closing conditions. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction may be deemed to be an “assignment” of the current investment advisory agreement for GWLF, resulting in the automatic termination of the agreement. Accordingly, the Board of Trustees of the Trust approved a new advisory agreement with PEM, on behalf of GWLF, on terms identical to those of the current advisory agreements with respect to GWLF, to take effect upon the later of the closing of the Transaction and shareholder approval.

The Transaction will not result in any changes to the investment process, Fund operations, the fee structure or name of GWLF. PEM and Ms. Krawcheck intend to continue to work together in connection with GWLF, and in the field of gender lens investing more generally, but in an altered business relationship better suited to the evolving nature of their respective businesses. Ms. Krawcheck will continue to be involved with PEM and GWLF providing strategic advice and counsel, marketing strategy, and thought leadership in connection with the Fund, and gender lens investing more generally.

It is expected that a proxy statement relating to the new advisory agreement that is subject to shareholder approval will be sent to shareholders of the Fund on or about June 14, 2019 with respect to a shareholder meeting to be held on July 31, 2019. It is currently anticipated that the Transaction will close on or about August 5, 2019.

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